Exhibit 10.1

Dated May 24, 2012

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 BUNGE FINANCE B.V., as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

FIRST AMENDMENT TO
RECEIVABLES TRANSFER AGREEMENT

THIS FIRST AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated May 24, 2012 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Borrower, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               The Parties to this Amendment have entered into a Receivables Transfer Agreement dated June 1, 2011 (the “Receivables Transfer Agreement”) and the Parties now wish to amend the Receivables Transfer Agreement in accordance with this Amendment.

(B)                               This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Receivables Transfer Agreement

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2 (Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.

2.                                      AMENDMENTS TO THE RECEIVABLES TRANSFER AGREEMENT

The Parties hereby agree that, with effect from the date of this Amendment, the Receivables Transfer Agreement shall be amended as follows:

(a)                                 The definition of Applicable Margin contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety with the following definition:

“Applicable Margin” means (a) 0.90% per annum with respect to a Tranche funded with Commercial Paper and (b) in all other cases, 1.30% per annum.

(b)                                 The definition of Country Concentration Factor contained in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety with the following definition:

“Country Concentration Factor” means, with respect to any Approved Obligor Jurisdiction as of any date of determination, the percentage, if applicable, specified (or the percentage resulting from the calculation specified) under the heading “Country Concentration Factor” in the grid immediately below; provided, that with respect to (i) Spain, its “Country Concentration Factor” shall be the lower of (A) 12% and (B) the then-applicable Loss Reserve Floor percentage (provided that if the applicable currency rating of Spain, determined as specified below (including the final sentence of this definition in the case where the S&P and Moody’s ratings fall within different ratings levels), is not at least investment grade (i.e., BBB-/Baa3), then the “Country Concentration Factor” for Spain shall be 5%, and provided further that if the Days Sales Outstanding set forth in the most recently delivered Portfolio Report (calculated solely with respect to the Eligible Receivables with Obligors in Spain) exceeds 33 days, then the “Country Concentration Factor” for Spain shall be determined in accordance with the grid below); (ii) Italy, its “Country Concentration Factor” shall be 8% (provided that if the applicable currency rating of Italy, determined as specified below (including the final sentence of this definition in the case where the S&P and Moody’s ratings fall within different ratings levels), is not at least investment grade (i.e., BBB-/Baa3), then the “Country Concentration Factor for Italy shall be 5%); and (iii) Portugal, its “Country Concentration Factor” shall be 4%.

Approved Obligor Jurisdiction’s Applicable Currency Rating (S&P/Moody’s)	Country Concentration Factor
AA/Aa2 or better	No Country Concentration Factor
AA- to A+/Aa3 to A1	Loss Reserve Floor
A to BBB+/A2 to Baa1	Loss Reserve Floor/2
BBB to BBB-/Baa2 to Baa3	Loss Reserve Floor/3
Lower than BBB-/Baa3 or no Sovereign Currency Rating	Loss Reserve Floor/5

The applicable ratings used shall be the foreign currency government bond rating for Moody’s and the sovereign foreign currency long-term rating for S&P.

In the event the foreign currency ratings of any Approved Obligor Jurisdiction from S&P and Moody’s fall within different ratings levels, the Country Concentration Factor for such Approved Obligor Jurisdiction shall be determined as follows: (1) in the case of a one notch difference, the lower rating will be used, (2) in the case of a two notch difference, the average or middle rating category will be used (e.g., “BBB+” where the ratings were “A-” and “BBB”), (3) in the case of further odd number of notch differences, the lower of the two middle ratings will be used, and (4) in the case of further even number of differences, the average or middle rating category will be used.

(c)                                  The definition of Scheduled Commitment Facility Termination Date in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement shall be deleted and replaced in its entirety as follows:

“Scheduled Commitment Facility Termination Date” means, with respect to any Committed Purchaser, May 29, 2013 as the same may be extended from time to time pursuant to Section 2.20 (Extension of Scheduled Commitment Facility Termination Date); provided that the Scheduled Commitment Facility Termination Date may not be extended beyond June 1, 2016 without the consent of each Purchaser Agent.

(d)                                 Section 2.6(j)(iii) of the Receivables Transfer Agreement shall be amended in its entirety to read as follows:

(iii) third, (A) prior to the Final Payout Date, only if no Facility Event or Portfolio Event then exists, or (B) after the Final Payout Date has occurred, to make payments pursuant to the Subordinated Loan Agreement (such amount to be allocated among the Subordinated Lenders ratably in accordance with the proportion of such amounts owing to each such Person); provided that unless such date is a Settlement Date, the aggregate amount of payments made pursuant to this clause (iii) since the prior Settlement Date shall not exceed the amount of Subordinated Loans borrowed by the Seller since the prior Settlement Date (excluded).

(e)                                  The second sentence of Section 2.19(a) of the Receivables Transfer Agreement shall be amended in its entirety to read as follows:

On any date of purchase of Receivables by the Seller, if the Seller does not have sufficient available funds to pay the full Purchase Price thereof and the Deferred RPA Purchase Price amounts with respect to the related Originator would exceed an amount equal to 10% of the Unpaid Balance of Portfolio Receivables that qualify as Eligible Receivables set forth in the most recently delivered Portfolio Report with respect to such Originator, the Seller shall request a Subordinated Loan in the amount of any shortfall if the Seller does not otherwise have sufficient funds available for such purpose; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Deferred RPA Purchase Price amounts with respect to each Originator would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.

(f)                                   The third and fourth sentence of Section 5.1(q) shall be amended in their entirety to read as follows:

The Seller (or the Seller Agent or Master Servicer on its behalf) shall track all funds paid to each Originator as Advanced Purchase Prices and shall at no time permit the transfer of Advanced Purchase Price payments (which have not been applied to the Purchase Price of Receivables that qualify as Eligible Receivables) to exceed 10% of the Unpaid Balance of Portfolio Receivables that qualify as Eligible Receivables set forth in the most recently delivered Portfolio Report with respect to the applicable Originator; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Advanced Purchase Price amounts with respect to each Originator would exceed such 10% threshold may be made on a weekly basis on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.  In addition, the Seller (or the Seller Agent or Master Servicer on its behalf) shall track all Deferred RPA Purchase Price amounts payable to Originators and shall at no time permit the Deferred RPA Purchase Price amounts to exceed 10% of the Unpaid Balance of Portfolio Receivables that qualify as Eligible Receivables set forth in the most recently delivered Portfolio Report with respect to the applicable Originator; provided, that so long as the Applicable S&P Rating is not below “BBB-” (or withdrawn or suspended) and the Applicable

Moody’s Rating is not below “Baa3” (or withdrawn or suspended), then the determination as to whether the Deferred RPA Purchase Price amounts with respect to each Originator would exceed such 10% threshold may be made on a weekly basis (rather than daily in any other circumstance) on the fourth Business Day (or, if such calendar week has less than 4 Business Days, on the last Business Day) of such calendar week and any such determination shall remain in effect until the immediately succeeding date of determination.

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.

5.                                      FURTHER ASSURANCE

The Parties shall upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment shall become effective as of the date first above written upon receipt by (i) the Administrative Agent of counterparts of this Amendment duly executed by each of the Parties and (ii) each Purchaser Agent, for the benefit of its related Purchaser Group, an amendment fee (the “Amendment Fee”) equal to the product of (a) 0.05% and (b) the aggregate Commitments of the Committed Purchasers in such Purchaser Group, which Amendment Fee shall be fully earned on the date hereof and, once paid, shall be non-refundable under any circumstances.

7.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

8.                                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.                               CONSENT

Each Party hereto hereby consents to (i) the amendment of each Originator Sale Agreement and Intermediate Transfer Agreement to reflect the amendments specified in Sections 2(e) and (f) above and (ii) the First Amendment to the Performance and Indemnity Agreement dated the date hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:	/s/ R. Jacobs
	Name:	R. Jacobs
	Title:	Proxy holder

By:	/s/ J.W.P. Jansen
	Name:	J.W.P. Jansen
	Title:	Proxy holder

BUNGE FINANCE B.V., as Master Servicer

By:	/s/ J. J. Kloet
	Name:	J. J. Kloet
	Title:	Director

By:	/s/ B.J. van Genderen
	Name:	B.J. van Genderen
	Title:	Director

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Carla Heiss
	Name:	Carla Heiss
	Title:	Assistant General Counsel and Secretary

By:	/s/ Premchand Kanneganti
	Name:	Premchand Kanneganti
	Title:	Treasurer

[Signature to First Amendment to the Receivables Transfer Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:	/s/ E. van Esveld
	Name:	E. van Esveld
	Title:	Director

NIEUW AMSTERDAM RECEIVABLES CORP., as Conduit Purchaser

By:	/s/ Damian Perez
	Name:	Damian Perez
	Title:	Vice President

[Signature to First Amendment to the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:	/s/ Franck Thévenon Rousseau
	Name:	Franck Thévenon Rousseau
	Title:	Executive Director/Authorized signatory

By:	/s/ Jérôme Mazière
	Name:	Jérôme Mazière
	Title:	Managing Director/Authorized signatory

[Signature to First Amendment to the Receivables Transfer Agreement]

HSBC BANK PLC, as Purchaser Agent

By:	/s/ Mawgan Harris
	Name:	Mawgan Harris
	Title:	Director, Asset Backed Finance

REGENCY ASSETS LIMITED, as Committed Purchaser and Conduit Purchaser

By:	/s/ Eimir McGrath
	Name:	Eimir McGrath
	Title:	Alternate Director

[Signature to First Amendment to the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Marc Fayemi
	Name:	Marc Fayemi
	Title:	Securitisation Officer

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:	/s/ Brian McDonagh
	Name:	Brian McDonagh
	Title:	Director

[Signature to First Amendment to the Receivables Transfer Agreement]